Exhibit 99.1




CARVER BANCORP, INC.                                   FOR IMMEDIATE
                                                       RELEASE


Contacts:   David Lilly / Kimberly Kriger
            Kekst and Company
            (212) 521-4800


                   CARVER BANCORP ANNOUNCES MANAGEMENT CHANGES


NEW YORK, NEW YORK, FEBRUARY 1, 2005 - Carver Bancorp, Inc. (AMEX: CNY) today announced that Catherine A. Papayiannis has resigned her position as Executive Vice President and Chief Operating Officer effective January 28, 2005, to pursue a new career opportunity in sales. She will remain as a consultant to the Company until March 31, 2005.

"I want to thank Cathy, on behalf of the entire Carver team, for her dedication in helping Carver transition from our successful turnaround effort to the next stage of our strategic plan, namely growing the Company's revenues, product line and delivery channels," said Deborah C. Wright, President and Chief Executive Officer. "Since she joined Carver in June of 2002, Cathy hired key professionals to take charge of new business responsibilities in retail and lending. Working with Cathy, this team grew the balance sheet, increased revenues, developed new products and launched new branches and ATM centers. Cathy also worked to strengthen internal controls and administrative systems during her tenure. We all wish her the very best in this new stage of her career."

Carver also said that as a result of this change, it will be redistributing the COO's duties to other members of the senior management team to allow the CEO to focus on accelerating execution of Carver's growth strategy and profitability. David A. Hargraves, who joined Carver in October as Chief Retail Officer, is responsible for new business opportunities in retail, particularly increasing core deposits and fee income. Mr. Hargraves joined Carver from Citibank, where he held positions including President of the Eastern Queens Division and was responsible for 32 branches and a $1 billion portfolio of deposits and investments. He joins James Bason, Chief Lending Officer, who is responsible for expanding the Company's new business effort in lending.

Frank J. Deaton, formerly Carver's Chief Auditor, has assumed the newly created position of Senior Vice President of Operations, focusing on customer service improvements and greater efficiency. He will oversee Loan Servicing, Branch Operations Accounting Control, Information Technology and Facilities. Carmelo Felix, who joined Carver as Chief Auditor on January 3, 2005, has assumed Mr. Deaton's previous responsibilities. Mr. Felix has a 26 year history in auditing, most recently as the Deputy General Manager and Regional Internal Auditor of Korea Exchange Bank. He has held senior posts in similar capacities at Rabobank International and The Yasuda Trust and Banking Co., Ltd.

In addition, Carver announced the appointment of a new Chief Information Officer. Fred Benedicto, a 27 year veteran of the technology industry, joined Carver on January 3, 2005, having been an eight

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year veteran of the Dime Savings Bank. This was followed by a series of consulting assignments at institutions including PriceWaterhouseCoopers.

Carver Bancorp, Inc. is the holding company for Carver Federal Savings Bank, a federally chartered stock savings bank. Carver Federal Savings Bank, the largest African- and Caribbean-American run bank in the United States, operates eight full-service branches in the New York City boroughs of Brooklyn, Queens and Manhattan. For further information, please visit the Company's website at WWW.CARVERBANK.COM.


STATEMENTS CONTAINED IN THIS NEWS RELEASE, WHICH ARE NOT HISTORICAL FACTS ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT"), AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"). THESE FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THE USE OF SUCH WORDS AS "BELIEVE," "EXPECT," "ANTICIPATE," "INTEND," "SHOULD," "WILL," "WOULD," "COULD," "MAY," "PLANNED," "ESTIMATED," "POTENTIAL," "OUTLOOK," "PREDICT," "PROJECT" AND SIMILAR TERMS AND PHRASES, INCLUDING REFERENCES TO ASSUMPTIONS. FORWARD-LOOKING STATEMENTS ARE BASED ON VARIOUS ASSUMPTIONS AND ANALYSES MADE BY THE COMPANY IN LIGHT OF MANAGEMENT'S EXPERIENCE AND ITS PERCEPTION OF HISTORICAL TRENDS, CURRENT CONDITIONS AND EXPECTED FUTURE DEVELOPMENTS, AS WELL AS OTHER FACTORS BELIEVED TO BE APPROPRIATE UNDER THE CIRCUMSTANCES. THESE STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND OTHER FACTORS, MANY OF WHICH ARE BEYOND THE COMPANY'S CONTROL, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM FUTURE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. FACTORS WHICH COULD RESULT IN MATERIAL VARIATIONS INCLUDE, WITHOUT LIMITATION, THE COMPANY'S SUCCESS IN IMPLEMENTING ITS INITIATIVES, INCLUDING EXPANDING ITS PRODUCT LINE, ADDING NEW BRANCHES AND ATM CENTERS, SUCCESSFULLY RE-BRANDING ITS IMAGE AND ACHIEVING GREATER OPERATING EFFICIENCIES; INCREASES IN COMPETITIVE PRESSURE AMONG FINANCIAL INSTITUTIONS OR NON-FINANCIAL INSTITUTIONS; LEGISLATIVE OR REGULATORY CHANGES WHICH MAY ADVERSELY AFFECT THE COMPANY'S BUSINESS OR INCREASE THE COST OF DOING BUSINESS; TECHNOLOGICAL CHANGES WHICH MAY BE MORE DIFFICULT OR EXPENSIVE THAN WE ANTICIPATE; CHANGES IN INTEREST RATES WHICH MAY REDUCE NET INTEREST MARGINS AND NET INTEREST INCOME; CHANGES IN DEPOSIT FLOWS, LOAN DEMAND OR REAL ESTATE VALUES WHICH MAY ADVERSELY AFFECT THE COMPANY'S BUSINESS; CHANGES IN ACCOUNTING PRINCIPLES, POLICIES OR GUIDELINES WHICH MAY CAUSE THE COMPANY'S CONDITION TO BE PERCEIVED DIFFERENTLY; LITIGATION OR OTHER MATTERS BEFORE REGULATORY AGENCIES, WHETHER CURRENTLY EXISTING OR COMMENCING IN THE FUTURE, WHICH MAY DELAY THE OCCURRENCE OR NON-OCCURRENCE OF EVENTS LONGER THAN ANTICIPATED; THE ABILITY OF THE COMPANY TO ORIGINATE AND PURCHASE LOANS WITH ATTRACTIVE TERMS AND ACCEPTABLE CREDIT QUALITY; AND GENERAL ECONOMIC CONDITIONS, EITHER NATIONALLY OR LOCALLY IN SOME OR ALL AREAS IN WHICH THE COMPANY DOES BUSINESS, OR CONDITIONS IN THE SECURITIES MARKETS OR THE BANKING INDUSTRY WHICH COULD AFFECT LIQUIDITY IN THE CAPITAL MARKETS, THE VOLUME OF LOAN ORIGINATION, DEPOSIT FLOWS, REAL ESTATE VALUES, THE LEVELS OF NON-INTEREST INCOME AND THE AMOUNT OF LOAN LOSSES. THE FORWARD-LOOKING STATEMENTS CONTAINED WITHIN HEREIN ARE MADE AS OF THE DATE OF THIS REPORT, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT ACTUAL RESULTS, CHANGES IN ASSUMPTIONS OR CHANGES IN OTHER FACTORS AFFECTING SUCH FORWARD-LOOKING STATEMENTS OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. YOU SHOULD CONSIDER THESE RISKS AND UNCERTAINTIES IN EVALUATING FORWARD-LOOKING STATEMENTS AND YOU SHOULD NOT PLACE UNDUE RELIANCE ON THESE STATEMENTS.


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